Exhibit 4.1

NUMBER

SHARES

CANDEL THERAPEUTICS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 137404 10 9

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF

CANDEL THERAPEUTICS, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER

CANDEL THERAPEUTICS, INC. CORPORATE SEAL JUNE 6, 2003 DELAWARE

PRESIDENT & CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(Brooklyn, New York)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
		UTMA –	Custodian
TEN COM	– as tenants in common		(Cust) (Minor)

TEN ENT	– as tenants by entireties		under Uniform Transfers to Minors

JT TEN	– as joint tenants with right of survivorship and not as tenants in common		Act (State)
Additional abbreviations may also be used though not in the above list.

For value received                      hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                                                                               Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                                                                                                 Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.